ACCOUNTS RECEIVABLES	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
ACCOUNTS RECEIVABLE
RECEIVABLES
Receivables consist of the following:

	(In thousands)
Receivables	December 31, 2015	December 31, 2014
Billed Receivables	$36,278	$31,185
Unbilled Receivables	16,833	21,938
Total Receivables	$53,111	$53,123

Unbilled amounts represent revenue recognized which could not be billed by the period end based on contract terms. The majority of the unbilled amounts were billed subsequent to period end. Retainages typically exist at the end of a project and/or if there is a disputed item on an invoice received by a customer. At December 31, 2015 and 2014, retained amounts are insignificant and are expected to be collected subsequent to the balance sheet date.
Most of the Company's revenues are derived from contracts with the US Government, in which we are either the prime contractor or a subcontractor, depending on the award.